UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             February 25, 2013

CRIMSON WINE GROUP, LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

000-54866	13-3607383
(Commission File Number)	(IRS Employer Identification No.)

5901 SILVERADO TRAIL NAPA, CA	94558
(Address of Principal Executive Offices)	(Zip Code)

800-486-0503
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Completion of the Spin-Off

On February 25, 2012 (the “Distribution Date”), Crimson Wine Group, Ltd. (“Crimson” or the “Company”) completed its spin-off (the “Spin-Off”) from Leucadia National Corporation (“Leucadia”). Crimson, which held all of Leucadia’s wine operations, was distributed to Leucadia’s shareholders through a pro rata dividend of all of the shares of Crimson common stock (the “Common Stock”).

The Company filed a Registration Statement on Form 10 with the Securities and Exchange Commission (the “SEC”) describing the Spin-Off that was declared effective on February 5, 2013. Crimson is now a separate public company. Its Common Stock is not listed on any securities exchange, but trading in Crimson’s common stock is expected to occur on OTC Link under the symbol “CWGL.” The Company’s Information Statement, dated February 11, 2013 (the “Information Statement”), which described for stockholders the details of the Spin-Off and provided information as to the business and management of the Company, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The Information Statement was first mailed to Leucadia’s shareholders on or about February 12, 2013.

On the Distribution Date, holders of record of Leucadia’s common shares as of the close of business on February 11, 2013, the record date for the Spin-Off, that did not subsequently trade the entitlement to their shares of Crimson common stock, received one share of Common Stock for every 10 Leucadia common shares held on the record date, with cash in lieu of fractional shares to be later distributed. As of February 25, 2013, the Company had approximately 24.5 million shares of Common Stock outstanding.

Agreements with Leucadia

In connection with the Spin-Off, the Company entered into several agreements with Leucadia that govern the terms of the Spin-Off and the Company’s relationship with Leucadia thereafter, including the agreements listed below.  A more extensive summary of each of these agreements can be found in the Information Statement in the section entitled “The Distribution,” which is incorporated herein by reference.  The information about those agreements therein and below is qualified in its entirety by reference to the full text of the agreements, which are filed as exhibits hereto and are hereby incorporated by reference.

Separation Agreement

On February 1, 2013, the Company entered into the separation agreement (the “Separation Agreement”) with Leucadia, which sets forth, among other things, the Company’s agreements with Leucadia regarding the principal transactions necessary to separate the Company from Leucadia. It also sets forth the other agreements that govern certain aspects of the Company’s relationship with Leucadia after the Distribution Date.

Administrative Services Agreement

On February 1, 2013, the Company entered into the Administrative Services Agreement (the “Administrative Services Agreement”) with Leucadia, whereby Leucadia or its subsidiaries will provide to the Company certain administrative services following the Spin-Off. The Company

1

may terminate certain specified services by giving prior written notice to Leucadia of any such termination. The Administrative Services Agreement has an initial term of one year, an evergreen renewal for subsequent annual periods and is terminable by either party on six months prior notice. The services that Leucadia will provide to the Company include SEC and tax filing services and certain other corporate services. The charges for the administrative services generally are intended to allow Leucadia to fully recover the costs directly associated with providing the services, plus out-of-pocket costs and expenses. The charges of each of the administrative services will generally be fixed and pass-through out-of-pocket costs.

Tax Matters Agreement

On February 1, 2013, the Company entered into a tax matters agreement (the “Tax Matters Agreement”) with Leucadia, which governs the parties’ respective rights, responsibilities and obligations with respect to taxes, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters.

Item 3.03 Material Modifications to Rights of Security Holders.

The information included in Item 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

The information included in Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Directors

Effective as of the time of the Spin-Off, the individuals identified below will serve on the board of the directors.

Name	Age	Director Since	Position
Ian M. Cumming	72	March 1994	Chairman of the Board of Directors
Joseph S. Steinberg	68	February 2013	Director
John D. Cumming	45	February 2013	Director
Avraham M. Neikrug	43	February 2013	Director

Election of Executive Officers

Effective as of the time of the Spin-Off, the individuals below will serve as the Company’s executive officers.

Name	Age	Position
Erle Martin	49	President and Chief Executive Officer
Patrick M. DeLong	47	Chief Financial & Operating Officer
Mike S. Cekay	41	Senior Vice President of Global Sales
Natasha K. Hayes	41	Vice President of Marketing
Vida A. Dion	40	Vice President of Consumer Sales

2

Equity Compensation Plan

On February 1, 2013, prior to the completion of the Spin-Off, the Company’s board of directors approved the 2013 Omnibus Incentive Plan (the “Equity Compensation Plan”), which is designed to attract, retain and motivate officers, employees, and non-employee directors providing services to the Company, any of its subsidiaries, or affiliates and to promote the success of the Company’s business by providing the participants of the Equity Compensation Plan with appropriate incentives. The Equity Compensation Plan allows the Company to grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and other stock-based awards, and performance-based compensation awards to its officers, employees, and non-employee directors. The Equity Compensation Plan will be administered by the Company’s board of directors (in the absence of a compensation committee or other designated committee of the board), which is authorized to select the officers, employees and non-employee directors to whom awards will be granted, and to determine the type and amount of such awards. The maximum number of shares available for issuance under the Equity Compensation Plan is one million. No grants have been made under the Equity Compensation Plan. The 2013 Omnibus Incentive Plan is filed as Exhibit 10.3.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2013, prior to the completion of the Spin-Off and as approved by Leucadia, as the Company’s sole stockholder, the Company amended and restated its certificate of incorporation (the “Amended and Restated Certificate”).  The Amended and Restated Certificate is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

On February 1, 2013, prior to completion of the Spin-Off, the Company amended and restated its bylaws (the “Amended and Restated Bylaws”).  The Amended and Restated Bylaws are filed as Exhibit 3.2 hereto, and are incorporated herein by reference.

A description of the key provisions of the Amended and Restated Certificate and Amended and Restated Bylaws can be found in the section entitled “Description of Capital Stock” in the Information Statement, Filed as Exhibit 99.1 to the Company’s Form 8-K filed on February 12, 2013.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1 Separation Agreement, dated February 1, 2013, between Crimson Wine Group, Ltd. and Leucadia National Corporation.

3.1 Amended and Restated Certificate of Incorporation of Crimson Wine Group, Ltd.

3.2 Amended and Restated Bylaws of Crimson Wine Group, Ltd.

10.1 Tax Matters Agreement, dated February 1, 2013, between Crimson Wine Group, Ltd. and Leucadia National Corporation.

10.2 Administrative Services Agreement, dated February 1, 2013, between Crimson Wine Group, Ltd. and Leucadia National Corporation.

10.3 2013 Omnibus Incentive Plan.

99.1 Information Statement dated February 11, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed on February 12, 2013).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2013

CRIMSON WINE GROUP, LTD.

By:	/s/ Patrick M. DeLong
Name:	Patrick M. DeLong
Title:	Chief Financial & Operating Officer

5

Exhibit Index

2.1	Separation Agreement, dated February 1, 2013, between Crimson Wine Group, Ltd. and Leucadia National Corporation.
3.1	Amended and Restated Certificate of Incorporation of Crimson Wine Group, Ltd.
3.2	Amended and Restated Bylaws of Crimson Wine Group, Ltd.
10.1	Tax Matters Agreement, dated February 1, 2013, between Crimson Wine Group, Ltd. and Leucadia National Corporation.
10.2	Administrative Services Agreement, dated February 1, 2013, between Crimson Wine Group, Ltd. and Leucadia National Corporation.
10.3	2013 Omnibus Incentive Plan.
99.1	Information Statement dated February 11, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed on February 12, 2013).